UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22092

Oppenheimer Global Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  April 30

Date of reporting period:  10/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 10/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Value Fund

Semiannual Report 10/31/2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
6-Month	11.81%	5.38%	10.24%

1-Year	27.16	19.84	23.20

5-Year	11.84	10.52	10.80

10-Year	6.10	5.48	3.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

During the six-month reporting period, the Fund’s Class A shares (without sales charge) increased 11.81% compared to the MSCI All Country World Index (the “Index”), which increased 10.24%. The Fund outperformed in 8 of the 11 sectors of the Index, by the widest margins in Health Care, Financials and Consumer Staples. Our results in Health Care and Financials were the result of effective stock selection. In Consumer Staples, our zero weight benefited performance. The only detractors from performance were Consumer Discretionary and Industrials, due largely to stock selection, and Materials, where an underweight position detracted.

Top performing stocks on an absolute basis for the six-month period were Alibaba Group Holding Ltd., Interactive Brokers Group, Inc. and Baidu, Inc.

Alibaba posted very strong results this reporting period and was rewarded for it as the market began to realize the value of being the largest e-commerce player in China, the largest market on earth.

Interactive Brokers released third quarter earnings that exceeded expectations. The company reported improvement in revenues, lower operating expenses and an increase in DARTs (Daily Average Revenue Trades).

Baidu, the “Google of China,” has historically been a company with far too many ambitions, resulting in a lot of wasted spending on low return projects. However, the company is embarked on a more disciplined capital strategy this year, and investors like it. The stock has been up sharply.

Stocks that detracted from performance on an absolute basis included Criteo SA, Manhattan Associates, Inc. and E. W. Scripps Co.

Criteo is a provider of web advertising services. Its software helps advertisers target ads to consumers on the internet. Unlike many e-commerce ad platforms, it is paid only when a consumer clicks through and looks at an ad. However, there have been a few controversies recently, the biggest of which has been Apple’s decision to introduce Intelligent Tracking Prevention or ITP, which prevents the type of targeting that Criteo helps advertisers with. This will impact Criteo, although the extent is not fully clear. Apple devices account for about 20% of Criteo’s business. However, there are technical workarounds for this and Safari users might find themselves blocked from some of their favorite websites unless they turn off ITP. Regardless, we believe the company has a lot of growth ahead of it, and expect its share price will reflect that.

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Manhattan Associates is a provider of information technology solutions to retailers focused on the so called back end of the business. Our first investment in the company was made in May of this year, after the share price had declined by substantially since late 2015. In the age of Amazon, retailers need to present a seamless omni-channel solution to the customer, and that takes some know-how and some investment in areas like real time inventory management and supply chain. Manhattan Associates is the industry leader in designing this type of technology infrastructure and just about every retailer that plans to compete with Amazon needs a solution of this type. Ironically, the stock has been weighed down by exactly the issue that Manhattan Associates can help fix. The retail business is slow. It has offered us a good window to invest.

In terms of E.W. Scripps, we changed our broadcast names by selling out of the stock in favor of a new position in Sinclair Broadcast Group, Inc., where we like both the price and the management.

LETTER TO SHAREHOLDERS

October 1, 2017, marked the ten-year anniversary of the launch of the Fund.

Rather than look back, let’s look forward. There is much talk about the market being over-valued. Parts of the market certainly seem to be, but not all. We believe there are many opportunities that are very attractively priced right now. Criteo, Sinclair Broadcast,

PayPal, Manhattan Associates, Baidu, MBIA, JD.com, Inc.; all of these names are meaningful positions in the Fund, though their contribution to returns this year have been minimal. We own them because we believe they represent great businesses with the ability to compound returns over long periods of time. That remains true; consequently, we still see the ability for attractive returns to continue in spite of the market fears. Interest rates will likely rise over the next couple of years; however, the current rates are sufficiently low that a few rate increases should not be of great concern. Economic activity will not be impaired as a result of these increases. Employment remains conducive to economic growth as well. While there are always things that can derail the macro backdrop (read: North Korea, trade relations, Chinese credit, terrorism, etc.), that can be said at any time.

In short, we continue to feel there are attractive opportunities in the Fund that have not yet realized the value we believe they possess. The fundamentals for each of our holdings remain intact. More to come.

Yes, But…

Ever notice how you don’t see advertisements for cake? You don’t even have to think about why. It’s obvious – no one has to be convinced that cake is good. Cake is good. Cake is bought, not sold.

When it comes to investing, returns are the cake. Returns are bought; they don’t have

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to be sold. You can see it in the asset flows. When returns are great, money comes in. That’s what economists call a “revealed preference,” that is, a preference that people have as demonstrated by their purchasing habits. People come to us for returns; that’s what they need the most; that’s our primary value proposition. Returns are job #1.

So how is it that passive investing is the fastest-growing game in town? They talk about costs, factors, volatility; pretty much everything but returns. As a matter of fact, index-tracking ETF product returns are designed to fall below the index they track! There’s no cake in any of it. So how did this happen? It’s as obvious as why cake isn’t advertised – an overwhelming majority of the industry forgot job #1 and started focusing on other mandates.

We have never forgotten nor will we forget why you come to us – returns. We look to earn them in a sensible, repeatable way with consideration of risk at every step in the process. We give you our best thinking in a clear-eyed and focused way, all the while investing our own money right alongside yours. So how do you avoid forgetting about the most important thing? Keep reading.

10 Years of Reflection

So, if you’ve been with us for the past 10 years, perhaps I can offer some helpful advice that might help you stay focused on what matters most when evaluating your own investments:

●    Passive vs. Active: Good managers who are trying to win have the potential to beat the market. Make sure your managers are trying to win and have proven that they can.

●    Diversification: Based on my experience, you may already own too many things. For long-term money that is intended to be your retirement, Warren Buffett had this to say about diversification, “If you are a professional and have confidence, then I would advocate lots of concentration. It’s crazy to put money in your twentieth choice rather than your first choice…Charlie (Munger) and I operated mostly with five positions.” I agree with him. Not many get rich off their 50th best idea.

●    Volatility: two things I know for sure – first, volatility is not risk; second, most of the methods I see used to manage volatility can lead to lower returns. Be very wary of managers or products that place too great an emphasis on managing volatility. When any such idea becomes popular (pricey), as they are today, I suspect that they are poised to disappoint. Defensive stocks that are overpriced are not apt to be all that defensive.

●    Focus on Best Ideas: For the most talented investors I know, much of their returns are attributable to their best ideas. This is also true of the Fund over the past 10 years, as the majority of returns have come from the top 20 names. When putting the portfolio together, we’ve always focused on our best ideas. Adding additional names is diversifying away from our best ideas. Once

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we have 20 names we have achieved the benefits of diversification. From that point forward, every name we add must have a compelling investment case to make the cut.

●    Forget about the index: Index sensitivity is always and everywhere about career risk rather than investment risk. There is nothing to be gained by focusing on a benchmark. The index is a reflection of the past. We think superior investing is inherently about the future. Be wary of processes that are very index-aware. You can’t look backward to go forward. It is the enemy of great investing.

In summary, we look at it this way: when someone invests money in an equity fund, you can be pretty sure they aren’t giving you their rent money to invest. This is long-term money, which means time is your greatest ally. We focus on our best ideas in an effort to generate superior returns. That clarity of focus will help us maximize the greatest advantage we’ve been given - time.

There are many new and innovative things out there in investing – alternatives, smart beta, ETFs, allocation funds. Some of them have valuable uses for investors; however, some of them just prove once again that well-packaged nonsense can sound like wisdom, even if the economic logic isn’t especially sound.

In Closing

I can’t thank you enough for your support over the past 10 years. It is a privilege to help as you strive to meet your financial goals – one that I take very seriously. Our philosophy has not changed. Three questions guide us in our endeavor, we will play only where we believe we have an advantage, and we will continue to focus on our best ideas. We own a great mix of attractively priced quality compounders and solid, growing stocks at this time. Over the right time horizon we believe our mix of stocks can lead to superior returns for all of our shareholders. This philosophy has worked through good markets and bad as our 1-, 3-, 5-, and 10-year track record reveals. Rest assured that we are working harder than ever to make the next 10 years as good as the last. I can’t accept anything less.

Randall C. Dishmon Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Abbott Laboratories	4.5%

Criteo SA, Sponsored ADR	4.5

Sinclair Broadcast Group, Inc., Cl. A	4.5

Bristol-Myers Squibb Co.	4.1

Citigroup, Inc.	4.1

Manhattan Associates, Inc.	4.0

Alphabet, Inc., Cl. A	3.7

Alibaba Group Holding Ltd., Sponsored ADR	3.6

Baidu, Inc., Sponsored ADR	3.6

Mastercard, Inc., Cl. A	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	59.6%

China	9.5

United Kingdom	7.5

France	6.6

Germany	4.7

Japan	4.4

Denmark	3.6

Switzerland	2.1

Sweden	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of October 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (GLVAX)	10/1/07	11.81%	27.16%	11.84%	6.10%
Class C (GLVCX)	10/1/07	11.36	26.19	10.99	5.29
Class I (GLVIX)	8/28/12	12.05	27.72	12.33	12.83*
Class R (GLVNX)	10/1/07	11.67	26.84	11.55	5.83
Class Y (GLVYX)	10/1/07	11.95	27.48	12.14	6.43
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (GLVAX)	10/1/07	5.38%	19.84%	10.52%	5.48%
Class C (GLVCX)	10/1/07	10.36	25.19	10.99	5.29
Class I (GLVIX)	8/28/12	12.05	27.72	12.33	12.83*
Class R (GLVNX)	10/1/07	11.67	26.84	11.55	5.83
Class Y (GLVYX)	10/1/07	11.95	27.48	12.14	6.43

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017

Class A	$1,000.00	$1,118.10	$6.80

Class C	1,000.00	1,113.60	10.87

Class I	1,000.00	1,120.50	4.55

Class R	1,000.00	1,116.70	8.14

Class Y	1,000.00	1,119.50	5.52

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.80	6.48

Class C	1,000.00	1,014.97	10.36

Class I	1,000.00	1,020.92	4.34

Class R	1,000.00	1,017.54	7.76

Class Y	1,000.00	1,020.01	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios

Class A	1.27%

Class C	2.03

Class I	0.85

Class R	1.52

Class Y	1.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS October 31, 2017 Unaudited

	Shares	Value

Common Stocks—97.9%

Consumer Discretionary—22.7%

Internet & Catalog Retail—5.3%
Amazon.com, Inc.[1]	11,920	$13,174,938

JD.com, Inc., ADR[1]	330,961	12,417,657

Zalando SE1,2	70,129	3,508,843

		29,101,438

Leisure Products—2.5%
Nintendo Co. Ltd.	34,600	13,475,983

Media—14.9%
Liberty Global plc LiLAC, Cl. A1	676,890	14,702,051

Liberty Global plc, Cl. A1	432,680	13,348,178

Live Nation Entertainment, Inc.[1]	305,437	13,372,032

Madison Square Garden Co. (The), Cl. A1	73,620	16,394,437

Sinclair Broadcast Group, Inc., Cl. A	774,810	24,561,477

		82,378,175

Financials—20.8%

Capital Markets—6.2%
Interactive Brokers Group, Inc., Cl. A	337,620	18,238,232

S&P Global, Inc.	102,780	16,081,987

		34,320,219

Commercial Banks—6.5%
Citigroup, Inc.	303,860	22,333,710

Royal Bank of Scotland Group plc[1]	3,557,570	13,356,696

		35,690,406

Diversified Financial Services—4.8%
IHS Markit Ltd.[1]	418,328	17,824,956

Kinnevik AB, Cl. B	263,432	8,628,572

		26,453,528

Insurance—3.3%
MBIA, Inc.[1]	2,498,125	18,111,406

Health Care—21.6%

Biotechnology—4.3%
BioMarin Pharmaceutical, Inc.[1]	54,040	4,436,144

Genmab AS1	61,737	12,483,246

	Shares	Value

Biotechnology (Continued)

Regeneron Pharmaceuticals, Inc.[1]	16,670	$6,711,675

		23,631,065

Health Care Equipment & Supplies—5.8%
Abbott Laboratories	456,830	24,773,891

Coloplast AS, Cl. B	84,967	7,471,412

		32,245,303

Health Care Technology—1.3%
M3, Inc.	234,317	7,020,489

Life Sciences Tools & Services—3.9%
Charles River Laboratories International, Inc.[1]	61,160	7,112,296

Lonza Group AG1	43,442	11,550,810

MorphoSys AG1	33,146	2,896,791

		21,559,897

Pharmaceuticals—6.3%
Bayer AG	93,312	12,187,577

Bristol-Myers Squibb Co.	368,460	22,719,244

		34,906,821

Industrials—2.0%

Machinery—0.8%
FANUC Corp.	18,700	4,384,086

Professional Services—1.2%
Equifax, Inc.	62,010	6,729,945

Information Technology—28.7%

Internet Software & Services—16.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	108,651	20,088,483

Alphabet, Inc., Cl. A1	19,778	20,431,465

Baidu, Inc., Sponsored ADR[1]	82,191	20,049,673

Criteo SA, Sponsored ADR[1]	591,840	24,721,157

Pandora Media, Inc.[1]	747,240	5,462,324

		90,753,102

IT Services—6.6%
Mastercard, Inc., Cl. A	129,810	19,311,834

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	Shares	Value

IT Services (Continued)

PayPal Holdings, Inc.[1]	234,380	$17,006,613

		36,318,447

Software—5.2%
Manhattan Associates, Inc.[1]	528,250	22,112,545

Oracle Corp.	134,470	6,844,523

		28,957,068

Technology Hardware, Storage &
Peripherals—0.4%
Tobii AB1	425,125	2,184,568

Telecommunication Services—2.1%

Diversified Telecommunication Services—2.1%
Iliad SA	46,320	11,568,698

Total Common Stocks (Cost $405,785,865)		539,790,644

	Shares	Value

Preferred Stock—1.4%
Fuchs Petrolub SE, Preference (Cost $5,279,079)	137,700	$7,729,875

Investment Company—1.1%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[3,4] (Cost $5,970,641)	5,970,641	5,970,641

Total Investments, at Value (Cost $417,035,585)	100.4%	553,491,160

Net Other Assets (Liabilities)	(0.4)	(2,049,174)

Net Assets	100.0%	$551,441,986

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,508,843 or 0.64% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2017	Gross Additions	Gross Reductions	Shares October 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	272,762	49,375,467	43,677,588	5,970,641

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,970,641	$4,142	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$329,716,316	59.6%
China	52,555,813	9.5

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STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

United Kingdom	$41,406,924	7.5%
France	36,289,855	6.6
Germany	26,323,087	4.7
Japan	24,880,558	4.4
Denmark	19,954,658	3.6
Switzerland	11,550,810	2.1
Sweden	10,813,139	2.0

Total	$553,491,160	100.0%

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES October 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $411,064,944)	$547,520,519
Affiliated companies (cost $5,970,641)	5,970,641

553,491,160

Receivables and other assets:
Shares of beneficial interest sold	753,314
Dividends	636,858
Other	21,936

Total assets	554,903,268

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,363,078
Distribution and service plan fees	44,741
Trustees’ compensation	10,183
Shareholder communications	2,017
Other	41,263

Total liabilities	3,461,282

Net Assets	$551,441,986

Composition of Net Assets
Par value of shares of beneficial interest	$10,732

Additional paid-in capital	407,158,602

Accumulated net investment loss	(1,103,265)

Accumulated net realized gain on investments and foreign currency transactions	8,918,470

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	136,457,447

Net Assets	$551,441,986

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STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $144,751,387 and 2,831,209 shares of beneficial interest outstanding)	$51.13

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$54.25

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $56,215,768 and 1,167,654 shares of beneficial interest outstanding)	$48.14

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $77,263,042 and 1,473,467 shares of beneficial interest outstanding)	$52.44

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,276,258 and 165,366 shares of beneficial interest outstanding)	$50.05

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $264,935,531 and 5,094,416 shares of beneficial interest outstanding)	$52.01

See accompanying Notes to Financial Statements.

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STATEMENT

OF OPERATIONS For the Six Months Ended October 31, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $295,622)	$2,196,680
Affiliated companies	4,142

Interest	203

Total investment income	2,201,025

Expenses
Management fees	2,236,790

Distribution and service plan fees:
Class A	174,455
Class C	276,122
Class R	19,075

Transfer and shareholder servicing agent fees:
Class A	158,073
Class C	60,850
Class I	11,587
Class R	8,578
Class Y	306,686

Shareholder communications:
Class A	5,113
Class C	2,441
Class I	42
Class R	264
Class Y	4,564

Custodian fees and expenses	15,556

Borrowing fees	8,002

Trustees’ compensation	3,710

Other	41,292

Total expenses	3,333,200
Less reduction to custodian expenses	(44)
Less waivers and reimbursements of expenses	(36,968)

Net expenses	3,296,188

Net Investment Loss	(1,095,163)

17      OPPENHEIMER GLOBAL VALUE FUND

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	$25,625,909
Foreign currency transactions	18,344

Net realized gain	25,644,253

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	37,847,137
Translation of assets and liabilities denominated in foreign currencies	11,635

Net change in unrealized appreciation/depreciation	37,858,772

Net Increase in Net Assets Resulting from Operations	$62,407,862

See accompanying Notes to Financial Statements.

18      OPPENHEIMER GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017

Operations
Net investment loss	$(1,095,163)	$(1,037,772)

Net realized gain	25,644,253	2,997,447

Net change in unrealized appreciation/depreciation	37,858,772	62,562,224

Net increase in net assets resulting from operations	62,407,862	64,521,899

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(16,309,858)	(53,465,470)
Class C	(3,668,962)	(25,069,120)
Class I	(6,553,494)	(8,569,327)
Class R	543,205	(1,864,895)
Class Y	(16,713,859)	119,600,890

	(42,702,968)	30,632,078

Net Assets
Total increase	19,704,894	95,153,977

Beginning of period	531,737,092	436,583,115

End of period (including accumulated net investment loss of $1,103,265 and $8,102, respectively)	$551,441,986	$531,737,092

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$45.73	$39.26	$42.91	$42.01	$35.48	$29.20

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.12)	(0.12)	(0.08)	0.02	(0.17)	0.12
Net realized and unrealized gain (loss)	5.52	6.59	(3.57)	1.63	6.75	6.16

Total from investment operations	5.40	6.47	(3.65)	1.65	6.58	6.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.05)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.75)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.75)	(0.05)	0.00

Net asset value, end of period	$51.13	$45.73	$39.26	$42.91	$42.01	$35.48

Total Return, at Net Asset Value[3]	11.81%	16.51%	(8.53)%	3.94%	18.59%	21.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,751	$145,248	$176,181	$231,060	$301,854	$94,978

Average net assets (in thousands)	$142,633	$151,991	$204,746	$266,375	$206,885	$63,128

Ratios to average net assets:[4]
Net investment income (loss)	(0.49)%	(0.29)%	(0.20)%	0.04%	(0.41)%	0.40%
Expenses excluding specific expenses listed below	1.29%	1.30%	1.30%	1.31%	1.30%	1.34%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.29%	1.30%	1.30%	1.31%	1.30%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.30%[7]	1.30%[7]	1.31%[7]	1.30%[7]	1.34%[7]

Portfolio turnover rate	34%	59%	89%	102%	59%	87%

20      OPPENHEIMER GLOBAL VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.29%
Year Ended April 30, 2017	1.30%
Year Ended April 29, 2016	1.30%
Year Ended April 30, 2015	1.31%
Year Ended April 30, 2014	1.30%
Year Ended April 30, 2013	1.34%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$43.23	$37.39	$41.18	$40.65	$34.56	$28.67

Income (loss) from investment operations:
Net investment loss[2]	(0.29)	(0.42)	(0.37)	(0.30)	(0.50)	(0.13)
Net realized and unrealized gain (loss)	5.20	6.26	(3.42)	1.58	6.59	6.02

Total from investment operations	4.91	5.84	(3.79)	1.28	6.09	5.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.75)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.75)	0.00	0.00

Net asset value, end of period	$48.14	$43.23	$37.39	$41.18	$40.65	$34.56

Total Return, at Net Asset Value[3]	11.36%	15.62%	(9.20)%	3.16%	17.65%	20.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,216	$54,019	$70,795	$89,540	$94,011	$18,062

Average net assets (in thousands)	$54,914	$59,990	$79,329	$92,759	$51,545	$11,396

Ratios to average net assets:[4]
Net investment loss	(1.25)%	(1.06)%	(0.96)%	(0.75)%	(1.23)%	(0.43)%
Expenses excluding specific expenses listed below	2.04%	2.06%	2.06%	2.07%	2.06%	2.16%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.04%	2.06%	2.06%	2.07%	2.06%	2.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	2.06%[7]	2.06%[7]	2.07%[7]	2.06%[7]	2.14%

Portfolio turnover rate	34%	59%	89%	102%	59%	87%

22      OPPENHEIMER GLOBAL VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	2.04%
Year Ended April 30, 2017	2.06%
Year Ended April 29, 2016	2.06%
Year Ended April 30, 2015	2.07%
Year Ended April 30, 2014	2.06%
Year Ended April 30, 2013	2.16%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$46.80	$40.00	$43.53	$42.42	$35.76	$28.68

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.02)	0.05	0.08	0.18	0.04	0.07
Net realized and unrealized gain (loss)	5.66	6.75	(3.61)	1.68	6.78	7.01

Total from investment operations	5.64	6.80	(3.53)	1.86	6.82	7.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.16)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.75)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.75)	(0.16)	0.00

Net asset value, end of period	$52.44	$46.80	$40.00	$43.53	$42.42	$35.76

Total Return, at Net Asset Value[4]	12.05%	17.00%	(8.11)%	4.40%	19.09%	24.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,263	$75,145	$72,137	$18,703	$14,350	$6,364

Average net assets (in thousands)	$76,682	$72,417	$54,326	$15,286	$10,473	$2,381

Ratios to average net assets:[5]
Net investment income (loss)	(0.06)%	0.13%	0.20%	0.43%	0.10%	0.31%
Expenses excluding specific expenses listed below	0.85%	0.86%	0.86%	0.87%	0.86%	0.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.85%	0.86%	0.86%	0.87%	0.86%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[8]	0.86%[8]	0.86%[8]	0.87%[8]	0.86%[8]	0.89%[8]

Portfolio turnover rate	34%	59%	89%	102%	59%	87%

24      OPPENHEIMER GLOBAL VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 28, 2012 (inception of offering) to April 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	0.85%
Year Ended April 30, 2017	0.86%
Year Ended April 29, 2016	0.86%
Year Ended April 30, 2015	0.87%
Year Ended April 30, 2014	0.86%
Period Ended April 30, 2013	0.89%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$44.82	$38.57	$42.27	$41.50	$35.11	$28.98

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.18)	(0.23)	(0.18)	(0.12)	(0.29)	0.03
Net realized and unrealized gain (loss)	5.41	6.48	(3.52)	1.64	6.68	6.10

Total from investment operations	5.23	6.25	(3.70)	1.52	6.39	6.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.75)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.75)	0.00	0.00

Net asset value, end of period	$50.05	$44.82	$38.57	$42.27	$41.50	$35.11

Total Return, at Net Asset Value[3]	11.67%	16.21%	(8.76)%	3.70%	18.20%	21.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,276	$6,898	$7,709	$8,113	$5,445	$1,555

Average net assets (in thousands)	$7,749	$7,066	$7,813	$6,980	$3,548	$1,188

Ratios to average net assets:[4]
Net investment income (loss)	(0.76)%	(0.56)%	(0.46)%	(0.30)%	(0.69)%	0.11%
Expenses excluding specific expenses listed below	1.53%	1.56%	1.55%	1.53%	1.57%	1.64%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.53%	1.56%	1.55%	1.53%	1.57%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.56%[7]	1.55%[7]	1.53%[7]	1.56%	1.64%[7]

Portfolio turnover rate	34%	59%	89%	102%	59%	87%

26      OPPENHEIMER GLOBAL VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.53%
Year Ended April 30, 2017	1.56%
Year Ended April 29, 2016	1.55%
Year Ended April 30, 2015	1.53%
Year Ended April 30, 2014	1.57%
Year Ended April 30, 2013	1.64%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$46.46	$39.78	$43.38	$42.35	$35.73	$29.32

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.00)[3]	0.02	0.08	(0.09)	0.23
Net realized and unrealized gain (loss)	5.61	6.68	(3.62)	1.70	6.84	6.18

Total from investment operations	5.55	6.68	(3.60)	1.78	6.75	6.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.13)	0.00
Distributions from net realized gain	0.00	0.00	0.00	(0.75)	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	(0.75)	(0.13)	0.00

Net asset value, end of period	$52.01	$46.46	$39.78	$43.38	$42.35	$35.73

Total Return, at Net Asset Value[4]	11.95%	16.79%	(8.28)%	4.22%	18.88%	21.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$264,936	$250,427	$109,761	$132,678	$112,851	$22,158

Average net assets (in thousands)	$276,880	$127,129	$119,119	$135,104	$59,159	$15,188

Ratios to average net assets:[5]
Net investment income (loss)	(0.25)%	(0.01)%	0.04%	0.20%	(0.22)%	0.74%
Expenses excluding specific expenses listed below	1.04%	1.05%	1.05%	1.07%	1.04%	1.03%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.04%	1.05%	1.05%	1.07%	1.04%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.05%[8]	1.05%[8]	1.05%	1.04%[8]	1.02%

Portfolio turnover rate	34%	59%	89%	102%	59%	87%

28      OPPENHEIMER GLOBAL VALUE FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.04%
Year Ended April 30, 2017	1.05%
Year Ended April 29, 2016	1.05%
Year Ended April 30, 2015	1.07%
Year Ended April 30, 2014	1.04%
Year Ended April 30, 2013	1.03%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017 Unaudited

1. Organization

Oppenheimer Global Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

30      OPPENHEIMER GLOBAL VALUE FUND

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund paid interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

31      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2017, the Fund utilized $774,228 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended April 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$14,109,991

At period end, it is estimated that the Fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $14,109,991 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between

32      OPPENHEIMER GLOBAL VALUE FUND

2. Significant Accounting Policies (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$419,199,446

Gross unrealized appreciation	$145,740,817
Gross unrealized depreciation	(11,447,231)

Net unrealized appreciation	$134,293,586

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities

33      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and

34      OPPENHEIMER GLOBAL VALUE FUND

3. Securities Valuation (Continued)

Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$107,970,770	$16,984,826	$—	$124,955,596
Financials	92,590,291	21,985,268	—	114,575,559
Health Care	65,753,250	53,610,325	—	119,363,575
Industrials	6,729,945	4,384,086	—	11,114,031
Information Technology	156,028,617	2,184,568	—	158,213,185
Telecommunication Services	—	11,568,698	—	11,568,698
Preferred Stock	—	7,729,875	—	7,729,875
Investment Company	5,970,641	—	—	5,970,641

Total Assets	$435,043,514	$118,447,646	$—	$553,491,160

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

35      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

36      OPPENHEIMER GLOBAL VALUE FUND

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2017		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	177,822	$8,739,243	312,870	$12,977,592
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(522,724)	(25,049,101)	(1,624,844)	(66,443,062)

Net decrease	(344,902)	$(16,309,858)	(1,311,974)	$(53,465,470)

Class C
Sold	73,239	$3,388,462	126,379	$4,946,862
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(155,200)	(7,057,424)	(770,205)	(30,015,982)

Net decrease	(81,961)	$(3,668,962)	(643,826)	$(25,069,120)

37      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2017		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount

Class I
Sold	109,347	$5,535,700	278,703	$11,657,461
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(241,468)	(12,089,194)	(476,551)	(20,226,788)

Net decrease	(132,121)	$(6,553,494)	(197,848)	$(8,569,327)

Class R
Sold	28,254	$1,351,904	31,277	$1,272,885
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(16,794)	(808,699)	(77,235)	(3,137,780)

Net increase (decrease)	11,460	$543,205	(45,958)	$(1,864,895)

Class Y
Sold	1,119,995	$55,365,264	4,032,681	$178,678,481
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,415,882)	(72,079,123)	(1,401,488)	(59,077,591)

Net increase (decrease)	(295,887)	$(16,713,859)	2,631,193	$119,600,890

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$189,738,958	$239,459,935

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.80%
Next $500 million	0.75
Over $1 billion	0.72

The Fund’s effective management fee for the reporting period was 0.79% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager,

38      OPPENHEIMER GLOBAL VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the

39      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

October 31, 2017	$26,769	$—	$1,648	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$10,777
Class C	4,149
Class R	585
Class Y	20,910

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $547 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

40      OPPENHEIMER GLOBAL VALUE FUND

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

41      OPPENHEIMER GLOBAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

42      OPPENHEIMER GLOBAL VALUE FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Randall Dishmon, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the world stock category. The Board noted that the Fund’s five-year performance was better than its category median although its one-year and three-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world stock funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

43      OPPENHEIMER GLOBAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY
AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

44      OPPENHEIMER GLOBAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Randall C. Dishmon, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

46      OPPENHEIMER GLOBAL VALUE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47      OPPENHEIMER GLOBAL VALUE FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0687.001.1017 December 21, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017